SAVE DAILY, INC. CONSENT TO ACTION BY BOARD OF DIRECTORS

WITHOUT A MEETING

The undersigned, being the members of the Board of Directors of SaveDaily, Inc. a Nevada corporation (the “Company”), hereby approve and adopt the following resolution by written consent pursuant to the Nevada Revised Statutes (“NRS”) effective as of March 13, 2013.

WHEREAS, Michael Cronin, the Company’s CFO, tendered his resignation on May 2, 2013 to be effective May 16, 2013.

WHEREAS, the Directors believe it is in the best interest of the Company to accept the resignation of Michael Cronin.

WHEREAS, Jeff Mahony, the Company’s current CEO, is best suited to assume the responsibilities of the CFO.

NOW, THEREFORE, BE IT RESOLVED, that the resignation of Michael Cronin as CFO of the Company is accepted effective May 16, 2013.

BE IT RESOLVED FURTHER, that the Board of Directors appoints Jeff Mahony as CFO, effective May 16, 2013 to serve at the pleasure of the Board.

BE IT RESOLVED FURTHER, that the Company authorizes and directs the officers and directors of to prepare and file any documents and take any actions as are necessary or advisable in connection with the resignation of Michael Cronin and appointment of Jeff Mahony.

BE IT RESOLVED FURTHER, that any and all actions heretofore taken by any officer of the Company in connection with the matters contemplated by the foregoing resolution be, and they hereby are, approved, ratified and confirmed in all respects as fully as if such actions had been presented to the undersigned for their approval prior to such actions being taken; and

BE IT RESOLVED FURTHER, that this Unanimous Written Consent of the Board of Directors may be executed by facsimile signature and any such facsimile signature shall be deemed to be an original signature of the party or parties who executed in such manner; and

BE IT RESOLVED FURTHER, that this Unanimous Written Consent of the Board of Directors may be executed by affirmative electronic email response and any such affirmative email response shall be deemed to be an original signature of the party or parties who executed in such manner; and

BE IT RESOLVED FURTHER, that this Unanimous Written Consent of the Board of Directors shall be maintained with the minutes of the proceedings of the Company’s Board of Directors and the Shareholders.